Exhibit 24.1—Directors’ Powers of Attorney

DIRECTOR’S POWER OF ATTORNEY

(Fiscal 2002 Form 10-K)

The undersigned director of ShopKo Stores, Inc. designates each of Sam K. Duncan, Brian W. Bender and Steven R. Andrews, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.’s Form 10-K for the fiscal year ended February 1, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of March, 2003.

/s/ JACK W. EUGSTER Jack W. Eugster

DIRECTOR’S POWER OF ATTORNEY

(Fiscal 2002 Form 10-K)

The undersigned director of ShopKo Stores, Inc. designates each of Sam K. Duncan, Brian W. Bender and Steven R. Andrews, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.’s Form 10-K for the fiscal year ended February 1, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of March, 2003.

/s/ DALE P. KRAMER Dale P. Kramer

DIRECTOR’S POWER OF ATTORNEY

(Fiscal 2002 Form 10-K)

The undersigned director of ShopKo Stores, Inc. designates each of Sam K. Duncan, Brian W. Bender and Steven R. Andrews, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.’s Form 10-K for the fiscal year ended February 1, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of March, 2003.

/s/ MARTHA A. MCPHEE Martha A. McPhee

DIRECTOR’S POWER OF ATTORNEY

(Fiscal 2002 Form 10-K)

The undersigned director of ShopKo Stores, Inc. designates each of Sam K. Duncan, Brian W. Bender and Steven R. Andrews, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.’s Form 10-K for the fiscal year ended February 1, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of March, 2003.

/s/ JOHN G. TURNER John G. Turner

DIRECTOR’S POWER OF ATTORNEY

(Fiscal 2002 Form 10-K)

The undersigned director of ShopKo Stores, Inc. designates each of Sam K. Duncan, Brian W. Bender and Steven R. Andrews, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.’s Form 10-K for the fiscal year ended February 1, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of March, 2003.

/s/ STEPHEN E. WATSON Stephen E. Watson

DIRECTOR’S POWER OF ATTORNEY

(Fiscal 2002 Form 10-K)

The undersigned director of ShopKo Stores, Inc. designates each of Sam K. Duncan, Brian W. Bender and Steven R. Andrews, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.’s Form 10-K for the fiscal year ended February 1, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of March, 2003.

/s/ GREGORY H. WOLF Gregory H. Wolf

DIRECTOR’S POWER OF ATTORNEY

(Fiscal 2002 Form 10-K)

The undersigned director of ShopKo Stores, Inc. designates each of Sam K. Duncan, Brian W. Bender and Steven R. Andrews, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf ShopKo Stores, Inc.’s Form 10-K for the fiscal year ended February 1, 2003 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

Dated this 19th day of March, 2003.

/s/ RICHARD A. ZONA Richard A. Zona